          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
         SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                                                   Exhibit 10.27

                          Supplemental Agreement No. 5

                                       to

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                            COPA Holdings, S.A., Inc.

                      Relating to Boeing Model 737 Aircraft

            THIS SUPPLEMENTAL AGREEMENT entered into as of OCTOBER 31, 2003, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);

            WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-700 and 737-800 aircraft (the Aircraft); and

            WHEREAS, Boeing and Customer have mutually agreed to the exercise of a 737-800 Purchase Right Aircraft with a scheduled delivery month of October 2004; and

            WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.    Table of Contents, Tables and Exhibits:

      1.1. Remove and replace, in its entirety the "Table of Contents", with the "Table of Contents" attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.

      1.2. Remove and replace, in its entirety the Table 1-2 entitled, "Aircraft Delivery, Description, Price and Advance Payments, Model 737-800 Aircraft Block B Aircraft" with the a revised Table 1-2 entitled "Model 737-8V3 Aircraft" attached hereto and hereby made a part of the Agreement, to reflect the addition of a 737-8V3 Aircraft with a scheduled delivery month of October 2004.

2. Letter Agreements: Remove and replace Letter Agreement No. 6-1162-MJB-0030 entitled "**Material Redacted**" with Letter Agreement No. 6-1162-LAJ-874 attached hereto and hereby made a part of the Agreement.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

                                TABLE OF CONTENTS

                                                                    SA
ARTICLES                                                           NUMBER
---------------------------------------------------------------    ------
    1. Quantity, Model and Description                             SA 3
    2. Delivery Schedule
    3. Price
    4. Payment                                                     SA 3
    5. Miscellaneous

TABLE

   1-1 Aircraft Information Table for Model 737-7V3 Aircraft       SA 4
   1-2 Aircraft Information Table for Model 737-8V3 Aircraft       SA 5

EXHIBIT

   A-1 Aircraft Configuration for Model 737-7V3 Aircraft           SA 3
   A-2 Aircraft Configuration for Model 737-8V3 Aircraft           SA 3

    B. Aircraft Delivery Requirements and Responsibilities         SA 3

SUPPLEMENTAL EXHIBITS

   BFE1. BFE Variables                                             SA 3
   CS 1. Customer Support Variables                                SA 3
   EE 1. Engine Escalation/Engine Warranty and Patent Indemnity
   SLP1. Service Life Policy Components

LETTER AGREEMENTS

  2191-01 Demonstration Flight Waiver
  2191-02 **Material Redacted**
  2191-03 Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS

 6-1162-DAN-0123               Performance Guarantees
 6-1162-DAN-0124               **Material Redacted**
 6-1162-DAN-0155               Airframe Escalation Revision
 6-1162-DAN-0156               Year 2000 Ready Software, Hardware and Firmware
 6-1162-DAN-0157               Miscellaneous Matters
 6-1162-MJB-0017               **Material Redacted**
 6-1162-MJB-0030               **Material Redacted**
 6-1162-LAJ-874                **Material Redacted**

                                     Page i

SUPPLEMENTAL AGREEMENTS        DATED AS OF:
---------------------------    -----------------
Supplemental Agreement No. 1   June 29, 2001
Supplemental Agreement No. 2   December 21, 2001
Supplemental Agreement No. 3   June 14, 2002
Supplemental Agreement No. 4   December 20, 1002
Supplemental Agreement No. 5   October 31, 2003

                                    Page ii

                      TABLE 1-2 FOR MODEL 737-8V3 AIRCRAFT
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTGW:     737-8V3              174,200               DETAIL SPECIFICATION:  D6-38808-43 REV D (10/2/2001)

ENGINE MODEL:          CFM56-7B26                                   PRICE BASE YEAR:       Jul-00

AIRFRAME PRICE:                                        $50,584,000

OPTIONAL FEATURES:                                     $ 3,289,700  AIRFRAME AND ENGINE ESCALATION DATA:
                                                       -----------

SUB-TOTAL OF AIRFRAME AND FEATURES:                    $53,873,700  BASE YEAR INDEX (ECI):                                145.40

ENGINE PRICE (PER AIRCRAFT):                           $         0  BASE YEAR INDEX (ICI):                                130.30

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):              $53,873,700
                                                       ===========

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:              $   500,000

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:             $ 1,000,000

REFUNDABLE DEPOSIT PER AIRCRAFT DUE AT ACCEPTANCE:     $    75,000

                                                      ESCALATION    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                          ESCALATION                 ESTIMATE ADV   ----------------------------------------------------------------
               NUMBER OF    FACTOR    MANUFACTURER   PAYMENT BASE    AT SIGNING      24 MOS.     21/18/12/9/6 MOS.       TOTAL
DELIVERY DATE  AIRCRAFT   (AIRFRAME)  SERIAL NUMBER  PRICE PER A/P       1%            4%               5%                30%
-------------  ---------  ----------  -------------  -------------  ------------   -----------   -----------------   ---------------
 Oct-2003         1         1.1293       33709       $  60,611,000   $ 531,110     $ 2,424,440      $ 3,030,550       $ 18,183,300
 Nov-2003         1         1.1355       33710       $  60,836,000   $ 533,360     $ 2,433,440      $ 3,041,800       $ 18,250,800
 Oct-2003         1         1.1707       34006       $  63,570,000   $ 560,700     $ 2,542,800      $ 3,178,500       $ 19,071,000

6-1162-LAJ-874

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

**Material Redacted**

Reference:  Purchase Agreement No. 2191 (the Purchase Agreement) between The
            Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supercedes and replaces in its entirety Letter Agreement 6-1162-MJB-0030. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. In consideration of the Aircraft orders, Boeing provides the following to Customer.

1     **Material Redacted**

2.    **Material Redacted**

3.    **Material Redacted**

4.    **Material Redacted**

5. Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

ACCEPTED AND AGREED TO this

Date: October 31, , 2003

THE BOEING COMPANY

COPA HOLDINGS, S.A.

                          ATTACHMENT C1 (MODEL 737-700)
                                TO 6-1162-LAJ-874

                              **Material Redacted**

                                   **3 pages**

                          Attachment C2 (Model 737-800)
                                to 6-1162-LAJ-874

                              **Material Redacted**

                                   **3 pages**

                                       1